SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2002

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer
Identification No.)

1650 Madison Avenue
Mankato, Minnesota  56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                    Other Events

                On October 14, 2002, the Registrant issued a press release announcing results for the Company and its wholly owned subsidiary Northern Star Bank for the first quarter of the fiscal year ending June 30, 2003.  The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.                    Financial Statements and Exhibits

                Exhibit 99               Press release dated October 14, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: October 14, 2002		Thomas P. Stienessen Chief Executive Officer

EXHIBIT INDEX

Northern Star Financial, Inc.

Form 8-K Current Report

Exhibit Number	Description
99	Press release dated October 14, 2002